UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	04-2743260
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-09585

(Commission File Number)

22 Cherry Hill Drive

Danvers, MA 01923

(Address of Principal Executive Offices, including Zip Code)

(978) 646-1400

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Amendment No. 1

Explanatory Note

On July 7, 2014, Abiomed, Inc. (“Abiomed”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report it had entered into a share purchase agreement, dated as of July 1, 2014, with its wholly-owned German subsidiary, Abiomed Europe GmbH (“Abiomed Europe”) and Syscore GmbH (“Syscore”), a limited liability company incorporated in Germany, providing for Abiomed Europe’s acquisition of all of the shared capital of ECP Entwicklungsgesellschaft mbH (“ECP”), a limited liability company incorporated in Germany. On July 1, 2014, in connection with Abiomed Europe’s acquisition of ECP, ECP acquired all of the shared capital of AIS GmbH Aachen Innovative Solutions (“AIS”), a limited liability company incorporated in Germany, pursuant to a share purchase agreement dated as of June 30, 2014, by and among ECP and AIS’s four individual shareholders. The ECP and AIS transactions shall together be referred to herein as “the Acquisition.”

This Amendment No. 1 to the Initial Form 8-K amends and supplements Items 9.01 (a) and (b) of the Initial Form 8-K to provide the below historical financial statements for ECP and AIS and pro forma financial information. Except as set forth herein, all other information in the Initial Form 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

•	The historical audited financial statements of ECP as of and for the years ended December 31, 2013 and 2012 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference. The attached financial statements of ECP have been prepared in accordance with generally accepted accounting principles in Germany (“German GAAP”). Accounting principles generally accepted in Germany depart materially from accounting principles generally accepted in the United States of America (“U.S. GAAP”). This document includes the audited financial statements as of and for the years ended December 31, 2013 and 2012 for ECP. The notes to the financial statements provide a summary of the nature and amounts of significant differences between German GAAP and U.S. GAAP. The audit of these ECP financial statements was conducted in accordance with U.S. generally accepted auditing standards (“GAAS”).

•	The historical audited financial statements of AIS as of and for the years ended December 31, 2013 and 2012 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference. The attached financial statements of AIS have been prepared in accordance with U.S. GAAP. The audit of these AIS financial statements was conducted in accordance with GAAS.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information of Abiomed are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference:

•	Unaudited pro forma condensed combined balance sheet as of June 30, 2014.

•	Unaudited pro forma condensed combined statement of operations for the three months ended June 30, 2014.

•	Unaudited pro forma condensed combined statement of operations for the year ended March 31, 2014

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers Aktiengesellschaft Wirtschaftsprüfungsgesellschaft with respect to the financial statements of ECP.

23.2	Consent of Deloitte & Touche GmbH Wirtschaftsprüfungsgesellschaft with respect to the financial statements of AIS.

99.1	The historical audited financial statements of ECP as of and for the years ended December 31, 2013 and 2012.

99.2	The historical audited financial statements of AIS as of and for the years ended December 31, 2013 and 2012.

99.3	Unaudited pro forma condensed combined balance sheet as of June 30, 2014 and unaudited pro forma condensed combined statements of operations for the three months ended June 30, 2014 and for the year ended March 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2014	ABIOMED, INC.

	By:	/s/ Robert L. Bowen
		Name:	Robert L. Bowen
		Title:	Vice President and Chief Financial Officer